Exhibit 99.1

For Immediate Release	Contact: David F. Kirby
Hudson Highland Group
212-351-7216
david.kirby@hudson.com

Hudson Highland Group Reports 2011 Third Quarter Financial Results

NEW YORK, NY – November 1, 2011 – Hudson Highland Group, Inc. (Nasdaq: HHGP), one of the world’s leading providers of permanent recruitment, contract professionals and talent management solutions, today announced financial results for the third quarter ended September 30, 2011.

2011 Third Quarter Summary

•	Revenue of $245.1 million, an increase of 22.3 percent over the third quarter of 2010, or 13.5 percent in constant currency

•	Permanent recruitment revenue increased 22.7 percent from the prior year quarter, or 13.3 percent in constant currency

•	Temporary contracting revenue increased 23.6 percent in the third quarter, or 15.1 percent in constant currency

•	Gross margin of $93.0 million, or 37.9 percent of revenue, up 24.0 percent from the same period last year, or 14.9 percent in constant currency

•	EBITDA* of $7.4 million, or 3.0 percent of revenue, improved from $1.2 million in the third quarter of 2010

•	Net income of $3.4 million, or $0.11 per basic and diluted share, compared with a net loss of $1.9 million, or $0.06 per basic and diluted share, in the third quarter of 2010

* EBITDA is defined in the segment tables at the end of this release and includes other non-operating income.

“Our diversified portfolio of professional recruitment practices and global presence supported the delivery of meaningful year-over-year growth during the third quarter,” said Manuel Marquez, chairman and chief executive officer of Hudson Highland Group.  “We are also encouraged by the continued momentum of our legal and recruitment process outsourcing (RPO) solution businesses, two practice areas specifically tailored to respond to the growing international needs of our global clients.”

“We continued to make strides on profitability metrics in the third quarter,” added Mary Jane Raymond, the company’s chief financial officer.  “Our results are starting to reflect steps we are taking to heighten productivity and leverage, which should help offset the effects of challenging macro-economic conditions.”

Regional Results

Regional results for the third quarter in constant currency were:

•	Europe gross margin increased 10.4 percent, led by 12.6 percent growth in continental Europe and 8.6 percent growth in the U.K., compared with third quarter 2010

•	Australia/New Zealand gross margin increased 13.3 percent compared with the prior year period, led by 22.3 percent growth in permanent recruitment

•	Americas gross margin increased 46.5 percent compared with the prior year period, driven by 32.6 percent growth in temporary contracting and continued, strong growth in permanent recruitment

•	Asia gross margin increased 4.9 percent compared with third quarter 2010

Liquidity and Capital Resources

The company ended the third quarter of 2011 with $72.2 million in liquidity, composed of $22.5 million in cash and $49.7 million in availability under its credit facilities.  The company used $6.8 million in cash flow from operations during the quarter and reduced its outstanding borrowings from $10.1 million at the end of the second quarter to $6.6 million at the end of the third quarter.

Guidance

The company currently expects fourth quarter 2011 revenue of $225 - $240 million and EBITDA of $6 - $9 million at prevailing exchange rates.  This compares with revenue of $219.1 million and EBITDA of $3.6 million in the fourth quarter of 2010.

Additional Information

Additional information about the company’s quarterly results can be found in the shareholder letter and the quarterly earnings slides in the investor information section of the company’s Web site at www.hudson.com.

Conference Call/Webcast

Hudson Highland Group will conduct a conference call today at 10:00 a.m. ET to discuss this announcement.  Individuals wishing to listen can access the webcast on the investor information section of the company's Web site at www.hudson.com.

The archived call will be available on the investor information section of the company's Web site at www.hudson.com.

About Hudson Highland Group

Hudson Highland Group, Inc. is a leading provider of permanent recruitment, contract professionals and talent management services worldwide.  From single placements to total outsourced solutions, Hudson helps clients achieve greater organizational performance by assessing, recruiting, developing and engaging the best and brightest people for their businesses.  The company employs more than 2,000 professionals serving clients and candidates in approximately 20 countries. More information is available at www.hudson.com.

Safe Harbor Statement

This press release contains statements that the company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties and assumptions, including industry and economic conditions’ that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; risks related to fluctuations in the company’s operating results from quarter to quarter; the ability of clients to terminate their relationship with the company at any time; competition in the company’s markets; risks associated with the company’s investment strategy; risks related to international operations, including foreign currency fluctuations; the company’s dependence on key management personnel; the company’s ability to attract and retain highly skilled professionals; risks in collecting the company’s accounts receivable; the company’s history of negative cash flows and operating losses may continue; restrictions on the company’s operating flexibility due to the terms of its credit facilities; the company’s ability to refinance its existing AUD 17 million finance agreement with the Commonwealth Bank of Australia prior to the December 5, 2011 termination date of the existing agreement; implementation of the company’s cost reduction initiatives effectively; the company’s heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to our dependence on uninterrupted service to clients; the company’s exposure to employment-related claims from both clients and employers and limits on related insurance coverage; volatility of the company’s stock price; the impact of government regulations; and restrictions imposed by blocking arrangements. Additional information concerning these and other factors is contained in the company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Financial Tables Follow

HUDSON HIGHLAND GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Revenue	$245,081	$200,394	$710,998	$575,481
Direct costs	152,089	125,403	441,341	359,833
Gross margin	92,992	74,991	269,657	215,648
Operating expenses:
Selling, general and administrative expenses	85,305	74,378	251,517	214,121
Depreciation and amortization	1,537	1,981	4,750	6,453
Business reorganization and integration expenses	-	41	747	705
Total operating expenses	86,842	76,400	257,014	221,279
Operating income (loss)	6,150	(1,409)	12,643	(5,631)
Other (expense) income:
Interest, net	(328)	(497)	(910)	(972)
Other, net	(238)	1,184	244	2,687
Fee for early extinguishment of credit facility	-	(563)	-	(563)
Income (loss) from continuing operations before provision for income taxes	5,584	(1,285)	11,977	(4,479)
Provision for (benefit from) income taxes	2,202	599	4,377	1,366
Income (loss) from continuing operations	3,382	(1,884)	7,600	(5,845)
Income (loss) from discontinued operations, net of income taxes	-	(14)	-	(31)
Net income (loss)	$3,382	$(1,898)	$7,600	$(5,876)
Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.11	$(0.06)	$0.24	$(0.20)
Income (loss) from discontinued operations	-	(0.00)	-	(0.00)
Net income (loss)	$0.11	$(0.06)	$0.24	$(0.20)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.11	$(0.06)	$0.24	$(0.20)
Income (loss) from discontinued operations	-	(0.00)	-	(0.00)
Net income (loss)	$0.11	$(0.06)	$0.24	$(0.20)

Weighted average shares outstanding:
Basic	31,620	31,225	31,541	29,493
Diluted	32,085	31,225	31,988	29,493

HUDSON HIGHLAND GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
(unaudited)

	September 30,	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$22,482	$29,523
Accounts receivable, less allowance for doubtful accounts of $1,973 and $2,145, respectively	151,517	128,576
Prepaid and other	12,501	13,988
Total current assets	186,500	172,087
Property and equipment, net	17,126	16,593
Other assets	16,561	17,154
Total assets	$220,187	$205,834
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,500	$14,812
Accrued expenses and other current liabilities	80,709	74,990
Short-term borrowings	6,561	1,339
Accrued business reorganization expenses	1,200	2,619
Total current liabilities	98,970	93,760
Other non-current liabilities	10,955	10,493
Income tax payable, non-current	8,272	8,303
Total liabilities	118,197	112,556
Stockholders’ equity:
Preferred stock, $0.001 par value, 10,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.001 par value, 100,000 shares authorized; issued 32,922 and 32,181 shares, respectively	33	32
Additional paid-in capital	470,005	466,582
Accumulated deficit	(400,599)	(408,199)
Accumulated other comprehensive income—translation adjustments	32,943	34,902
Treasury stock, 71 and 9 shares, respectively, at cost	(392)	(39)
Total stockholders’ equity	101,990	93,278
Total liabilities and stockholders' equity	$220,187	$205,834

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS - QUARTER TO DATE
(in thousands)
(unaudited)

For The Three Months Ended September 30, 2011	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$96,753	$90,437	$47,691	$10,200	$-	$245,081
Gross margin, from external customers	$38,129	$31,439	$13,662	$9,762	$-	$92,992
Business reorganization and integration expenses (recovery)	$-	$-	$-	$-	$-	$-
Non-operating expense (income), including corporate administration charges	1,873	1,421	497	427	(3,980)	238
EBITDA (Loss) (1)	$2,020	$3,934	$1,459	$1,289	$(1,253)	$7,449
Depreciation and amortization expenses						1,537
Interest expense (income), net						328
Provision for (benefit from) income taxes						2,202
Loss (income) from discontinued operations, net of taxes						-
Net income (loss)						$3,382

For The Three Months Ended September 30, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$80,503	$72,974	$37,839	$9,078	$-	$200,394
Gross margin, from external customers	$32,647	$24,259	$9,311	$8,774	$-	$74,991
Business reorganization and integration expenses (recovery)	$-	$-	$41	$-	$-	$41
Non-operating expense (income), including corporate administration charges	3,088	1,433	(407)	478	(5,776)	(1,184)
EBITDA (Loss) (1)	$(2,128)	$1,376	$532	$1,169	$244	$1,193
Depreciation and amortization expenses						1,981
Interest expense (income), net						497
Provision for (benefit from) income taxes						599
Loss (income) from discontinued operations, net of taxes						14
Net income (loss)						$(1,898)

For the Three Months Ended December 31, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$90,616	$74,338	$44,268	$9,839	$-	$219,061
Gross margin, from external customers	$37,468	$25,231	$10,775	$9,450	$-	$82,924
Business reorganization and integration expenses (recovery)	$865	$102	$21	$-	$-	$988
Non-operating expense (income), including corporate administration charges	1,337	886	(1,298)	243	(2,979)	(1,811)
EBITDA (Loss) (1)	$314	$1,254	$2,386	$1,523	$(1,921)	$3,556
Depreciation and amortization expenses						1,730
Interest expense (income), net						306
Provision for (benefit from) income taxes						116
Loss (income) from discontinued operations, net of taxes						212
Net income (loss)						$1,191

For the Three Months Ended June 30, 2011	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$100,191	$86,143	$50,912	$10,132	$-	$247,378
Gross margin, from external customers	$42,228	$30,534	$13,021	$9,684	$-	$95,467
Business reorganization and integration expenses (recovery)	$396	$-	$-	$-	$-	$396
Non-operating expense (income), including corporate administration charges	2,390	1,375	678	920	(5,358)	5
EBITDA (Loss) (1)	$2,735	$3,037	$1,160	$773	$(44)	$7,661
Depreciation and amortization expenses						1,636
Interest expense (income), net						375
Provision for (benefit from) income taxes						1,426
Loss (income) from discontinued operations, net of taxes						-
Net income (loss)						$4,224

(1)
Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS - YEAR TO DATE
(in thousands)
(unaudited)

For The Nine Months Ended September 30, 2011	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$290,656	$247,383	$144,415	$28,544	$-	$710,998
Gross margin, from external customers	$119,294	$85,992	$37,040	$27,331	$-	$269,657
Business reorganization and integration expenses (recovery)	$747	$-	$-	$-	$-	$747
Non-operating expense (income), including corporate administration charges	5,873	3,840	1,758	1,438	(13,153)	(244)
EBITDA (Loss) (1)	$6,930	$8,011	$2,242	$3,034	$(2,580)	$17,637
Depreciation and amortization expenses						4,750
Interest expense (income), net						910
Provision for (benefit from) income taxes						4,377
Loss (income) from discontinued operations, net of taxes						-
Net income (loss)						$7,600

For The Nine Months Ended September 30, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$237,875	$195,045	$118,165	$24,396	$-	$575,481
Gross margin, from external customers	$99,722	$63,758	$28,643	$23,525	$-	$215,648
Goodwill and other impairment (recovery)	$-	$-	$-	$-	$-	$-
Business reorganization and integration expenses (recovery)	536	(116)	285	-	-	705
Non-operating expense (income), including corporate administration charges	5,414	3,030	(523)	704	(11,312)	(2,687)
EBITDA (Loss) (1)	$771	$2,994	$(699)	$3,076	$(3,196)	$2,946
Depreciation and amortization expenses						6,453
Interest expense (income), net						972
Provision for (benefit from) income taxes						1,366
Loss (income) from discontinued operations, net of taxes						31
Net income (loss)						$(5,876)

(1)
Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

HUDSON HIGHLAND GROUP, INC.
Reconciliation For Constant Currency
(in thousands)
(unaudited)

The company operates on a global basis, with the majority of our gross margin generated outside of the United States. Accordingly, fluctuations in foreign currency exchange rates can affect our results of operations. Constant currency information compares financial results between periods as if exchange rates had remained constant period-over-period. The company currently defines the term “constant currency” to mean that financial data for a previously reported period are translated into U.S. dollars using the same foreign currency exchange rates that were used to translate financial data for the current period.

Changes in revenue, direct costs, gross margin, and selling, general and administrative expenses include the effect of changes in foreign currency exchange rates. Variance analysis usually describes period-to-period variances that are calculated using constant currency as a percentage. The company’s management reviews and analyzes business results in constant currency and believes these results better represent the company’s underlying business trends.

The company believes that these calculations are a useful measure, indicating the actual change in operations. Earnings from subsidiaries are rarely repatriated to the United States, and there are no significant gains or losses on foreign currency transactions between subsidiaries. Therefore, changes in foreign currency exchange rates generally impact only reported earnings and not the company’s economic condition.

	For The Three Months Ended September 30,
	2011	2010
			Currency	Constant
	As reported	As reported	translation	currency
Revenue:
Hudson Europe	$96,753	$80,503	$4,031	$84,534
Hudson ANZ	90,437	72,974	10,854	83,828
Hudson Americas	47,691	37,839	15	37,854
Hudson Asia	10,200	9,078	552	9,630
Total	245,081	200,394	15,452	215,846

Direct costs:
Hudson Europe	58,624	47,856	2,144	50,000
Hudson ANZ	58,998	48,715	7,374	56,089
Hudson Americas	34,029	28,528	-	28,528
Hudson Asia	438	304	24	328
Total	152,089	125,403	9,542	134,945

Gross margin:
Hudson Europe	38,129	32,647	1,887	34,534
Hudson ANZ	31,439	24,259	3,480	27,739
Hudson Americas	13,662	9,311	15	9,326
Hudson Asia	9,762	8,774	528	9,302
Total	$92,992	$74,991	$5,910	$80,901

Selling, general and administrative (a):
Hudson Europe	$34,630	$32,473	$2,000	$34,473
Hudson ANZ	26,759	22,083	3,463	25,546
Hudson Americas	11,970	9,572	18	9,590
Hudson Asia	8,114	7,224	455	7,679
Corporate	5,369	5,007	2	5,009
Total	$86,842	$76,359	$5,938	$82,297

(a) Selling, general and administrative expenses include depreciation and amortization expenses and insurance recovery.